Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended
	September 30, 2009	September 30, 2008
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$414	$587
Real Estate	419	217
Manufacturing	189	330
Other	14	19

Total Revenues	1,036	1,153

Costs and Expenses:
Cost of Goods Sold:
Timber	326	420
Real Estate	179	69
Manufacturing	205	345
Other	1	2

Total Cost of Goods Sold	711	836
Selling, General and Administrative	75	94

Total Costs and Expenses	786	930

Other Operating Income (Expense), net	—	2

Operating Income	250	225

Equity Earnings from Timberland Venture	43	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	69	105
Interest Expense (Note Payable to Timberland Venture)	43	—

Total Interest Expense, net	112	105

Gain on Extinguishment of Debt	1	—

Income before Income Taxes	182	120

Benefit for Income Taxes	(26)	(18)

Net Income	$208	$138

Per Share Amounts:

Net Income per Share - Basic	$1.27	$0.81
Net Income per Share - Diluted	$1.27	$0.80

Weighted Average Number of Shares Outstanding
- Basic	163.5	171.3
- Diluted	163.6	171.8

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	September 30, 2009	September 30, 2008
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$152	$194
Real Estate	73	108
Manufacturing	65	104
Other	4	8

Total Revenues	294	414

Costs and Expenses:
Cost of Goods Sold:
Timber	120	144
Real Estate	51	33
Manufacturing	65	105
Other	—	1

Total Cost of Goods Sold	236	283
Selling, General and Administrative	20	31

Total Costs and Expenses	256	314

Other Operating Income (Expense), net	—	(1)

Operating Income	38	99

Equity Earnings from Timberland Venture	14	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	22	35
Interest Expense (Note Payable to Timberland Venture)	14	—

Total Interest Expense, net	36	35

Income before Income Taxes	16	64

Benefit for Income Taxes	(3)	(5)

Net Income	$19	$69

Per Share Amounts:

Net Income per Share - Basic	$0.12	$0.40
Net Income per Share - Diluted	$0.12	$0.40

Weighted Average Number of Shares Outstanding
- Basic	162.8	171.2
- Diluted	162.9	171.8

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2009	December 31, 2008
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$351	$369
Accounts Receivable	32	22
Like-Kind Exchange Funds Held in Escrow	—	48
Taxes Receivable	6	23
Inventories	48	74
Deferred Tax Asset	8	11
Real Estate Development Properties	1	4
Assets Held for Sale	35	137
Other Current Assets	15	11

	496	699

Timber and Timberlands, net	3,585	3,638
Property, Plant and Equipment, net	159	177
Equity Investment in Timberland Venture	189	199
Deferred Tax Asset	21	—
Investment in Grantor Trusts (at Fair Value)	29	25
Other Assets	41	42

Total Assets	$4,520	$4,780

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$51	$158
Accounts Payable	35	35
Interest Payable	37	30
Wages Payable	16	28
Taxes Payable	22	18
Deferred Revenue	22	17
Other Current Liabilities	15	21

	198	307

Long-Term Debt	1,696	1,793
Line of Credit	264	231
Note Payable to Timberland Venture	783	783
Deferred Tax Liability	—	4
Other Liabilities	83	90

Total Liabilities	3,024	3,208

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) -162.8 at September 30, 2009, and 166.0 at December 31, 2008	2	2
Additional Paid-In Capital	2,232	2,225
Retained Earnings	150	149
Treasury Stock, at cost, Common Shares - 24.8 at September 30, 2009, and 21.5 at December 31, 2008	(860)	(773)
Accumulated Other Comprehensive Income (Loss)	(28)	(31)

Total Stockholders’ Equity	1,496	1,572

Total Liabilities and Stockholders’ Equity	$4,520	$4,780

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	September 30, 2009	September 30, 2008
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$208	$138
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2009 and 2008)	85	109
Basis of Real Estate Sold	139	49
Equity Earnings from Timberland Venture	(43)	—
Distributions from Timberland Venture	53	—
Expenditures for Real Estate Development	(1)	(6)
Deferred Income Taxes	(21)	(11)
Gain on Extinguishment of Debt	(1)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(5)	17
Pension Plan Contributions	(8)	(7)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	48	(69)
Income Tax Receivable	17	—
Other Working Capital Changes	12	(1)
Other	9	6

Net Cash Provided By Operating Activities	492	225

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(45)	(47)
Timberlands Acquired	(1)	(65)
Other	—	(1)

Net Cash Used In Investing Activities	(46)	(113)

Cash Flows From Financing Activities:
Dividends	(207)	(216)
Borrowings on Line of Credit	695	1,275
Repayments on Line of Credit	(662)	(1,399)
Proceeds from Issuance of Long-Term Debt	—	250
Principal Payments and Retirement of Long-Term Debt	(203)	(50)
Proceeds from Stock Option Exercises	—	14
Acquisition of Treasury Stock	(87)	(51)

Net Cash Used In Financing Activities	(464)	(177)

Increase (Decrease) In Cash and Cash Equivalents	(18)	(65)
Cash and Cash Equivalents:
Beginning of Period	369	240

End of Period	$351	$175

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	September 30, 2009	September 30, 2008
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$19	$69
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization	28	33
Basis of Real Estate Sold	21	27
Equity Earnings from Timberland Venture	(14)	—
Distributions from Timberland Venture	28	—
Expenditures for Real Estate Development	—	(1)
Deferred Income Taxes	—	(3)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(1)	(1)
Pension Plan Contributions	(8)	(7)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	(8)
Other Working Capital Changes	20	16
Other	5	6

Net Cash Provided By Operating Activities	98	131

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(17)	(18)
Timberlands Acquired	(1)	(64)
Other	—	(1)

Net Cash Used In Investing Activities	(18)	(83)

Cash Flows From Financing Activities:
Dividends	(69)	(72)
Borrowings on Line of Credit	264	520
Repayments on Line of Credit	(206)	(457)
Principal Payments and Retirement of Long-Term Debt	(65)	(3)
Proceeds from Stock Option Exercises	—	13
Other	—	1

Net Cash Provided By (Used In) Financing Activities	(76)	2

Increase (Decrease) In Cash and Cash Equivalents	4	50
Cash and Cash Equivalents:
Beginning of Period	347	125

End of Period	$351	$175

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Nine Months 2009	Nine Months 2008
	(In Millions)
Revenues:
Northern Resources	$155	$263
Southern Resources	266	366
Real Estate	419	217
Manufacturing	189	330
Other	14	19
Eliminations	(7)	(42)

Total Revenues	$1,036	$1,153

Operating Income (Loss)
Northern Resources	$(2)	$33
Southern Resources	64	103
Real Estate	234	141
Manufacturing	(23)	(24)
Other	13	17
Other Costs and Eliminations	(36)	(47)
Other Operating Income (Expense), net	—	2

Total Operating Income	$250	$225

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Third Quarter 2009	Third Quarter 2008
	(In Millions)
Revenues:
Northern Resources	$63	$95
Southern Resources	94	116
Real Estate	73	108
Manufacturing	65	104
Other	4	8
Eliminations	(5)	(17)

Total Revenues	$294	$414

Operating Income (Loss)
Northern Resources	$3	$12
Southern Resources	21	29
Real Estate	20	73
Manufacturing	(1)	(4)
Other	4	7
Other Costs and Eliminations	(9)	(17)
Other Operating Income (Expense), net	—	(1)

Total Operating Income	$38	$99

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2009				2008
		1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$24	$22	$22	$23	$29	$26	$25	$26	$26
Pulpwood	$/Ton Stumpage	$11	$9	$9	$10	$10	$10	$10	$12	$10

Northern Resources
Sawlog	$/Ton Delivered	$57	$50	$56	$55	$67	$68	$74	$68	$69
Pulpwood	$/Ton Delivered	$43	$38	$38	$40	$39	$43	$45	$44	$43

Lumber (1)	$/MBF	$374	$340	$448	$381	$366	$367	$384	$367	$371
Plywood (1)	$/MSF	$362	$353	$361	$359	$398	$404	$396	$382	$397
Fiberboard (1)	$/MSF	$601	$593	$596	$597	$591	$600	$610	$625	$604

Sales Volume
Southern Resources
Sawlog	1,000 Tons	942	1,217	1,250	3,409	1,459	1,666	1,425	1,020	5,570
Pulpwood	1,000 Tons	1,487	1,849	2,014	5,350	1,976	2,221	2,089	1,741	8,027

Total Harvest		2,429	3,066	3,264	8,759	3,435	3,887	3,514	2,761	13,597

Northern Resources
Sawlog	1,000 Tons	525	371	632	1,528	978	739	828	821	3,366
Pulpwood	1,000 Tons	613	397	691	1,701	738	504	725	649	2,616

Total Harvest		1,138	768	1,323	3,229	1,716	1,243	1,553	1,470	5,982

Lumber	MBF	35,123	60,371	40,590	136,084	69,596	83,477	74,100	62,660	289,833
Plywood	MSF	35,439	40,729	41,479	117,647	68,746	68,616	62,112	37,509	236,983
Fiberboard	MSF	34,044	32,802	34,282	101,128	58,784	63,205	44,371	31,071	197,431

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2009				2008
	1st Qtr (1)	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (2)	YTD
Acres Sold
Small Non-strategic	1,665	9,840	5,545	17,050	17,145	13,215	14,800	47,125	92,285
Large Non-strategic	—	59,160	—	59,160	—	—	—	—	—
Conservation	113,355	3,895	43,695	160,945	1,015	595	39,880	134,250	175,740
HBU/Recreation	2,180	10,955	10,440	23,575	10,635	11,785	15,640	7,550	45,610
Development Properties	1,485	25	515	2,025	65	700	10	45	820
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	118,685	83,875	60,195	262,755	28,860	26,295	70,330	188,970	314,455

Price per Acre
Small Non-strategic	$1,330	$900	$970	$965	$1,180	$1,285	$1,145	$745	$965
Large Non-strategic	—	$650	—	$650	—	—	—	—	—
Conservation	$2,225	$1,705	$350	$1,700	$395	$1,555	$1,035	$1,170	$1,140
HBU/Recreation	$3,420	$2,200	$2,115	$2,275	$2,875	$2,740	$3,220	$2,965	$2,975
Development Properties	$4,075	$13,650	$9,190	$5,480	$5,825	$9,630	$13,130	$4,095	$8,770
Conservation Easements	—	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$2	$9	$5	$16	$20	$17	$17	$35	$89
Large Non-strategic	—	$38	—	$38	—	—	—	—	—
Conservation	$252	$7	$15	$274	—	$1	$41	$157	$200
HBU/Recreation	$7	$24	$22	$54	$31	$32	$50	$22	$136
Development Properties	$6	—	$5	$11	—	$7	—	—	$7
Conservation Easements	—	—	—	—	—	—	—	—	—

	$268	$78	$48	$394	$52	$57	$108	$215	$432

Revenue from Non-Cash Exchange (4)	—	—	$25	$25	—	—	—	—	—

Basis of Real Estate Sold (3)	$89	$29	$21	$139	$10	$13	$26	$100	$149

(1)	During the 1st quarter of 2009, we sold 112,000 acres in Montana to a conservation buyer for $250 million. The sale is presented as a Conservation sale. The transaction included 56,000 acres of Conservation property, 10,000 acres of Small Non-strategic property, 45,000 acres of HBU/Recreation property, and 1,000 acres of Development property.

(2)	During the 4th quarter of 2008, we sold 130,000 acres in Montana to a conservation buyer for $150 million. The sale is presented as a Conservation sale. The transaction included 59,000 acres of Conservation property, 51,000 acres of Small Non-strategic property, 16,000 acres of HBU/Recreation property, and 4,000 acres of Development property.

(3)	Includes $16 million in the second quarter of 2009 for a 59,000 acre Large Non-strategic sale in Wisconsin, $85 million in the first quarter of 2009 for a 112,000 acre conservation sale in Montana and $75 million in the fourth quarter of 2008 for a 130,000 acre conservation sale in Montana.

(4)

During the 3rd quarter of 2009, we completed a non-cash exchange with the State of Washington. We recognized $25 million of revenue which represents the fair value of the lands we received. No gain was recognized in the transaction as the book value of the timberlands we disposed of approximated the exchange value of $25 million. No basis is reflected in the cash flow statement as this was a non-cash exchange. The exchange consisted of us relinquishing 20,600 acres of timberlands and receiving 37 parcels in nine counties covering more than 6,000 acres. The lands acquired in the exchange have attributes yielding a higher value per acre than the lands we surrendered.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

September 30, 2009

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2010:
1st Qtr 2010	53	5.480%
4th Qtr 2010	3	8.050%
Annual Maturities through 2014:
2011	376	7.727	% (2)
2012	603	—	(3)
2013	250	6.663	% (4)
2014	3	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.

(2)	Principal amount composed of senior notes with principal amounts of $51 million, $3 million, $273 million and $49 million and interest rates of 7.970%, 8.050%, 7.660% and 7.830%, respectively.

(3)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $3 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.

(4)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.